June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019 (May 2, 2019)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 2, 2019, ArcBest® (Nasdaq: ARCB) (the “Company”) issued a press release announcing its unaudited first quarter 2019 results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Additional supplemental and other information to be used in connection with the scheduled conference call to discuss the first quarter results is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Company reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures and ratios and other information utilized for internal analysis provide analysts, investors, and others the same information that we use internally for purposes of assessing the Company’s core operating performance and provide meaningful comparisons between current and prior period results, as well as important information regarding performance trends. The use of certain non-GAAP measures improves comparability in analyzing ArcBest’s performance because it removes the impact of items from operating results that, in management’s opinion, do not reflect ArcBest’s core operating performance.

The press release in Exhibit 99.1 and the supplemental and other information in Exhibit 99.2 include certain non-GAAP information. Certain information discussed in the scheduled conference call could also be considered non-GAAP measures. Reconciliations of the non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included in Exhibit 99.1 herein, including reconciliations of GAAP earnings and earnings per share to non-GAAP financial measures, reconciliations of GAAP to non-GAAP effective tax rates, and calculations of adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), net revenue and net revenue margin.

Management believes EBITDA and Adjusted EBITDA to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure financial performance and ability to service debt obligations. Additionally, Adjusted EBITDA is a primary component of the financial covenants contained in ArcBest’s credit agreement. Management uses net revenue and net revenue margin as key performance measures of the ArcBest segment, which primarily sources transportation services from third-party providers. Other companies may calculate EBITDA, Adjusted EBITDA, net revenue and net revenue margin differently; therefore, ArcBest’s calculation of EBITDA, Adjusted EBITDA, net revenue and net revenue margin may not be comparable to similarly titled measures of other companies. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, ArcBest’s reported results. These financial measures should not be construed as better measurements than operating income, operating cash flow, net income or earnings per share, as determined under GAAP.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

99.1Press release of ArcBest dated May 2, 2019

99.2Supplemental and other information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	May 2, 2019	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
and Corporate Secretary